May 2003

Safe Harbor Certain statements in this news release may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the Reform Act), Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate,'' "believe,'' "estimate,'' "expect,'' "intend,'' "plan'' and "objective'' and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Precision motion control components Lasers Laser systems Product Lines

Locations

Some Customers Agfa Analog Devices Delphi Elpida Honda Honeywell IBM Kodak Maxim Medtronic NEC Philips Medical Powerchip Semiconductor Samsung Solectron Sumitomo Texas Instruments

Growth Opportunities Components Market Drivers Instrumentation, Medical diagnostics, Material processing Lasers Market Drivers Medical devices, Automotive components, Electronics manufacturing Laser Systems Market Drivers Memory (computers), Mixed signal & PCBs (Automotive safety & control), PCBs (Wireless)

Segments (LTM 2002)

Global Sales Reach (CY2002)

Why GSI Lumonics? Unique technologies that meet demanding customer performance needs Applications-specific software Core competencies high volume & high quality manufacturing of custom designed subassemblies precision optics laser development laser/material interaction laser power and position control precision motion control Global support

R&D memory repair 1 - 3 years wafer marking 1 - 3 years embedded trim 2 - 5 years new component products 2 - 5 years 3rd generation Nd:YAG Lasers 1 - 5 years Intellectual property initiatives. 113 U.S. patents, 59 U.S. patents pending; and, over the past 24 months, 54 patent applications submitted Worldwide customer support. Adding Value Where It Counts

Business Situation - Component Products Enabling technologies Diversified markets scanners 45% market share precision optics specialized markets lasers specialized markets medical printers 80% market share scan heads 50% market share Applications: Products: materials processing vision displays measurement inspection alignment medical

Sales -- (US$ Millions)

Scanner Assemblies Confocal microscopy Vision correction Materials processing Stereolithography Medical diagnostics

Real-time Critical Care

Wave Locker NLW-1 (Telecom) Mendelson Interferometer (Meteorology) Germanium Aspheric Lens (Lasers) Precision Optics Optical fabrication Laser optical components Diamond tuned array of - - mirrors and lenses Custom mirrors, lenses - and thin film coating; - Superpolishing Refractrometer Part (Optometry)

Business Situation - Lasers Diversified markets New products introduced during 2002 Focus on precision work in light industrial settings JK SuperModulated Series Nd:YAG Spectron Diode Pumped Solid State Sigma Series Nd:YLF Applications: Products: Light automotive (fuel injectors) Electronics (battery cans, sensor welds) Medical (pacemaker seam welds) Aerospace (jet engine turbo fan drilling) Light industrial (materials processing; razor blade welding) JK Pulsed Series Nd:YAG Spectron Sealed CO2 lasers Excimer & CO2 lasers

Sales -- (US$ Millions)

Industrial Lasers Laser Welding Laser Drilling Laser Cutting

Cyclical market Poised for growth Well-positioned wafer marking 85% market share die marking 75% market share mixed signal trimming 95% market share solder inspection 15% market share component/circuit trim 25% market share memory repair 20% market share & growing Business Situation - Laser Systems

Sales -- (US$ Millions)

Wafer Marking (Front -end)

Wafer Marking (CSP)

Memory Repair

Financial Summary

Key Financial Statistics -- (US$ Millions) Consolidated Sales Net Earnings

1Q 2003 100% 36% 8% 29% 3% 2% (6) % Target Sales Gross Margin % R&D % SG&A % Amortization of Purchased Intangibles Restructuring and other Operating Income 100% 46% 10% 20% 1% 15 % Target Business Model

Cash & Investments ? $149 US million Total Assets ? $296 US million NBV ? $254 US million Selected Balance Sheet (March 2003)

Growth Strategy Technology Products Market Niches Internal & Acquisitions Two new acquisitions Encoder technology/products and market expansion for precision motion control - DRC Encoder Laser technology - Spectron

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